BANNER CORPORATION

Third Quarter 2020


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 21, 2020 as well as the Form 10-K for the year ended December 31, 2019 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Community, Diversity & Sustainability

Community

Meeting the needs of low and moderate income businesses and consumers in our footprint

- Provided financial literacy through first time home buyer education classes (120 classes in 2019 with over 980 attendees, and over 1,600 online attendees through the 3rd quarter of 2020)
- Since 2018, Banner has originated $442 million in affordable housing loans, representing 3,000 apartments for disadvantaged and low and moderate income households

Implemented the "Community Heroes" Mortgage Loan Product to address the down payment shortfall for law enforcement, firefighters, paramedics, nurses, educators and active or former military

Providing employees with 16 hours of paid time off per year to volunteer in the community

Diversity

Committed $1.5 million to Community Development Financial Institutions in support of minority owned small businesses as well as businesses located in economically disadvantaged communities

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity

The Board and executive management are committed to gender and ethnic diversity; 70% of total bank employees are women

Diversity training provided to all employees on an annual basis

Sustainability

No credit exposure to oil & gas exploration and production

Pandemic risk: Industry by loan pool

$ Millions

Early impact industry: *	Health Care Facilities	Health Care Practitioners	Hotel & Accommodation	Restaurants & Food Services	Recreation & Leisure	Early Impact	Future Impact	Total
Commercial real estate:								
Owner-occupied	65.5	31.2	2.4	41.8	72.7	213.6	836.3	1,049.9
Investment properties	172.3	30.5	200.8	33.5	34.1	471.1	1,520.2	1,991.3
Small balance CRE	20.9	21.5	13.4	33.4	12.0	101.1	496.8	598.0
Multifamily real estate	0.3	0.0	0.5	0.0	0.0	0.8	425.9	426.7
Construction and land:								
Commercial construction	17.7	3.3	17.6	20.3	12.8	71.7	148.6	220.3
Multifamily construction	0.0	0.0	0.0	0.0	0.0	0.0	291.1	291.1
One- to four-family construction	0.0	0.0	0.0	0.0	0.0	0.0	518.1	518.1
Land and land development	0.0	0.6	0.0	0.0	0.0	0.6	240.3	240.8
Commercial business:								
Commercial business	53.4	23.1	6.9	59.5	7.3	150.2	1,043.4	1,193.7
Small business scored	13.1	55.8	7.0	49.9	9.2	135.0	628.8	763.8
Agricultural business and farmland	0.0	0.1	0.0	0.0	0.2	0.3	325.9	326.2
One- to four-family residential	0.0	0.2	0.0	0.0	0.0	0.2	771.2	771.4
Consumer:								
Consumer—home equity lines	0.0	0.0	0.0	0.0	0.0	0.0	504.5	504.5
Consumer—other	0.0	0.0	0.0	0.0	0.0	0.0	118.3	118.3
Loans receivable excluding PPP	343.2	166.2	248.6	238.4	148.3	1,144.6	7,869.3	9,013.9
PPP loans	78.8	57.3	11.7	88.0	25.1	261.0	889.0	1,150.0
Toal loans receivable	422.0	223.5	260.3	326.4	173.4	1,405.6	8,758.3	10,163.9

Associated CRE collateral type	Medical/Assisted Living	Hotel/Motel	Restaurant	Recreational Facility

* The amounts shown for an early impact industry include loans coded as that industry (NAICS) plus loans with non early impact industry codes that are secured by the early impact industry's associated CRE collateral type.

CECL impact and Allowance for Credit Losses

$ Millions



Allowance for Credit Losses Build
Loans
Unfunded Loan Commitments
HTM Securities
Increases
Decreases
103.3
2.7
100.6
14.9
118.2
0.1
9.7
108.4
24.1
2.2
142.0
0.1
11.5
130.5
25.0
5.2
167.0
0.1
10.6
156.4
15.6
2.5
180.2
0.1
12.1
168.0
Q4 2019
Day 1 Impact
Day 1
Forecast & Losses
Q1 2020
Forecast & Losses
Q2 2020
Forecast & Losses
Q2 2020



Allowance for Credit Losses - Loans
ACLL as % of Total Loans
As % of HFI Loans excluding PPP
1.08%
100.6
1.16%
108.4
1.41%
130.5
1.71%
1.52%
156.4
1.86%
1.52%
168.0
Q4 2019
Day 1
Q1 2020
Q2 2020
Q3 2020

- Provision expense for Q3 2020 of $13.6MM reflects the impact of the deterioration in forecasted economic conditions, HFI portfolio composition change, qualitative adjustments, loan migration and charge offs
- The economic forecast reflects the outlook as of September which contemplates unemployment of 8.9% in Q3 of 2020, 9.1% in Q4 of 2020 and 8.9% in Q1 of 2021
- The reserve for unfunded commitments increased $1.5MM at the end of Q3 2020 reflecting changes in the mix of unfunded commitment loan types
- The ACLL coverage ratio on held for investment loans excluding PPP loans stood at 1.86% at Q3 2020

Pandemic risk: PPP response

(As of 9/30/20, $ in millions)

SBA Paycheck Protection Program

Funded 9,103 applications through September

Funded $1.1B of loans through September

90% existing Banner clients; 10% new clients

PPP Loans by Industry



Other 12%
Const 20%
Wholesale Trade 4%
Admin Srv 5%
Other Svc 5%
Health Care 12%
Agriculture 6%
Retail Trade 6%
Mfg 12%
Accomm and Food Svc 9%
Prof Svc 9%

PPP Loans by Geography



ID 5%
Other 1%
OR 20%
WA 52%
CA 22%

	# of Loans	Total $MM	Avg Loan Size
Up to $50K	5,143	$105.3	$20,500
$50K to $350K	3,287	$417.9	$127,100
$350K to $2MM	623	$458.0	$735,200
Over $2MM	50	$168.7	$3,374,200
Total	**9,103**	**$1,149.9**	**$126,300**

Pandemic risk: Deferrals and modifications

- Active deferred payments or waived interest on 379 loans with $239.6MM in balances through September 30th
- Active Commercial deferrals on 239 loans with $203.0MM in balances
- Active Mortgage forbearance on 124 loans with $35.8MM in balances
- Active Consumer deferrals on 16 loans with $0.8MM in balances

Deferrals by Industry and % of Portfolio at September 30, 2020

Early impact industry:	Total Porfolio ($MM)*	Cumulative Deferrals ($MM)**	Active Deferrals ($MM)	# of Active Deferrals	% of Active Deferrals	Active % of Total Segment	Classified Loans ($MM)	Classified % of Total Segment
Health Care Facilities	343.2	8.3	0.2	5	0.1%	0.1%	16.5	4.8%
Health Care Practitioners	166.2	74.6	1.9	9	0.8%	1.2%	11.6	7.0%
Hotel & Accommodation	248.6	171.5	73.5	31	30.7%	29.6%	141.6	57.0%
Restaurants & Food Services	238.4	81.6	20.3	13	8.5%	8.5%	14.8	6.2%
Recreation & Leisure	148.3	85.3	36.3	9	15.2%	24.5%	57.1	38.5%
Subtotal: Early Impact	1,144.6	421.3	132.2	67	55.2%	11.5%	241.6	21.1%
Lessors of Real Estate	2,136.2	117.3	9.8	28	4.1%	0.5%	22.1	1.0%
Retail Trade	1,156.2	269.6	40.2	84	16.8%	3.5%	30.0	2.6%
Other	4,576.9	281.1	57.4	200	24.0%	1.3%	129.5	2.8%
Total	**9,013.9**	**1,089.3**	**239.6**	**379**	**100.0%**	**2.7%**	**423.2**	**4.7%**

* Total segment includes both loans by NAICS industry code and loans by related collateral type. Does not include PPP loans.
** Cumulative deferrals include active and expired deferrals from both first and second rounds.

Merging Islanders Bank into Banner Bank

Combining to ...

- Expand offerings to Islanders' clients
- Leverage growing presence of Banner name in the North Sound
- Improve corporate operating efficiencies
  - Expect 1-year payback on $2M merger costs

Islanders BANK

Islanders Bank

Assets	$ 0.3B
Deposits	$ 0.3B
Loans	$ 0.2B
Offices	3

Expected close and integration: Q1 2021



Salish Sea
Lynden
Duncan
Bellingham
Lummi I.R.
Central Saanich
Saanich
Anacortes
Colwood
Victoria
Mount Vernon
Oak Harbor
Arlington
Port Townsend
Banner Bank
Islanders Bank

Building value at Banner

Building value for stakeholders …

by focusing on core banking competency …

that is sustainable through change events …

and scalable with acquisition growth

Banner Corporation	
Assets	$14.6B
Deposits	$12.2B
Loans	$10.3B
Offices	170
Employees	2,150



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.7	12%
Oregon	4.3	4.7	10%
Idaho	1.8	2.3	18%
California	39.6	41.3	4%
Region	53.4	56.8	6%
United States	*330.0*	*349.8*	*6%*

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
11th
4th
2nd
22nd
25th
0%
5%
10%
15%
20%
25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
ID
OR
Boise
WY
Medford
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation

Residential Diversity and Inclusion Leadership Award Mortgage Bankers Association 2020
Recognized by Forbes (4th consecutive year) *Forbes* 2020 "World's Best Banks" and 2017-2019 "Top 100 US Banks"
Highest Retail Banking Client Satisfaction in the Northwest JD Power 2017-2019, 2012-2013 U.S. Retail Banking Satisfaction Study℠
Best Bank in the Pacific Region *Money* 2019-2020 "America's Best Banks"
Top 200 Healthiest Banks 2019 DepositAccounts.com/LendingTree
Consistent recipient of highest rating *BauerFinancial* Star Rating™
Top SBA lender* "Regional Lender of the Year" — Seattle/Spokane District 2013-2019 "Star Performer" — Portland District 2016-2019
Released from enhanced regulatory oversight (April 2012)
Repurchased all TARP Senior Preferred Stock during 2012 ($124 M)

** Due to the pandemic, the SBA did not undertake recognition programs in 2020.*

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing Number	Non-Interest Bearing YOY Δ	Interest Bearing Number	Interest Bearing YOY Δ	Branch Count
09/30/20	310,871	3.0%[1]	151,135	0.4%[1]	170
12/31/09	71,178	8.0%	50,955	1.1%	90



Branch Rationalization
202
156[2]
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
0
50
100
150
200
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Thousands
Interest Bearing
Non-Interest Bearing
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
0
100
200
300
400
500
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

[1] Year-over-year growth rates exclude accounts acquired from AltaPacific Bank, while number of accounts include them.
[2] Fourteen additional branch consolidations occurring in December 2020 have been announced.

Growing revenue

Grow core revenue

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/20	$ 149 M	8.0%	$ 576 M	4.7%
12/31/09	$ 45 M	5.8%	$ 177 M	-0.6%



Millions
150
125
100
75
50
25
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Grow deposit fees[1]

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/20	$ 8.7 M	-15.4%	$ 35.7 M	-27.9%
12/31/09	$ 5.3 M	1.6%	$ 21.4 M	-0.7%



Millions
30
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix

12/31/2009



Coml & Ag
19%
14%
Securities
7%
Consumer
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev

09/30/2020



Coml & Ag
26%
23%
Securities & Other
Investments
5%
Consumer
CRE Owner
10%
6%
Res Mortgage
6%
Res Const/Dev
CRE Investor
24%

$ Billions	12/09	09/20
Securities	0.6	3.1
Coml & Ag	0.9	3.4
CRE Owner	0.5	1.4
CRE Investor	0.9	3.3
Res Const/Dev	0.5	0.7
Res Mortgage	0.7	0.8
Consumer	0.3	0.6
Total	4.4	13.3

Improve Funding Mix

12/31/2009



14%
Non-Interest
Bearing
Certificates
of Deposit
45%
31%
Interest Bearing
and Savings
FHLB & Other
10%

09/30/2020



Certificates
of Deposit
7%
4%
FHLB, Sub
Debt & Other
Non-Interest
Bearing
43%
46%
Interest Bearing
and Savings

$ Billions	12/09	09/20
Non-Interest	0.6	5.4
Interest Bearing	1.3	5.9
CDs	2.0	0.9
FHLB & Other	0.4	0.6
Total	4.3	12.8

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
09/30/20	$11,300M	32.8%	93%
12/31/09	$ 1,924M	16.8%	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
12
10
8
6
4
2
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
09/30/20	$ 5.2M	0.17%	$ 30.6M	0.28%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio	
Quarter Ending	Ratio
09/30/20	85%
12/31/09	98%



50%
40%
30%
20%
10%
0%
-10%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
Deposits
Loans
Loan-to-Deposit Ratio
12
10
8
6
4
2
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
09/30/20	$ 121 M	3.72%	$479 M	4.01%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/20	$ 91 M	5.0%	$361 M	2.8%
12/31/09	$ 31 M	-10.1%	$132 M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
09/30/20	$ 35 M	0.34%	$ 2 M	0.02%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Millions
350
300
250
200
150
100
50
0
Other Real Estate Owned
Nonperforming Loans
ACLL
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE / TA
09/30/20	9.56%	8.78%
12/31/09	9.62%	5.87%



18%
16%
14%
12%
10%
8%
6%
Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV and EPS

Quarter Ending	Stock Price[1]	TBV	Price / TBV	EPS LTM	P/E Ratio
09/30/20	$ 35.49	$ 35.56	100%	$ 3.13	11.3x
06/30/10	$ 15.07	$ 29.03	52%	$ -8.06	n/m



Return on Average Assets
Banner
Peer Top Quartile
Peer Median
2.0%
1.5%
1.0%
0.5%
0.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20



Earnings per Share LTM
Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19
12-20

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

[1] Average closing price for the month following quarter-end.

* *Through October 20th*

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved